UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 21, 2009

CHINA BIO-IMMUNITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51760	20-2815911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 36 ShengMing 2nd Road DD Port, Dalian People’s Republic of China, 116620
(Address of principal executive offices)

Registrant’s telephone number, including area code:  86 411 87407598

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 21, 2009 China Bio-Immunity Corporation, a Nevada corporation, (the “Company”) issued a press release announcing the voluntary nationwide recall of the unused lots of its rabies vaccines and the Chinese government’s investigation associated with the Company’s recall.  A copy of press release is being filed as Exhibit 99.1 to this Form 8-K, and is hereby incorporated by reference.

ITEM 9.01 FINACIAL STATEMENTS AND EXHIBITS

99.1	Press Release of China Bio-Immunity Corporation, dated January 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIO-IMMUNITY CORPORATION

Date: January 21, 2009

/s/ Quanfeng Wang

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By:  Quanfeng Wang
Its:   Chief Executive Officer